EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
              Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___
            -------------------------------------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

    111 E. Wacker Drive, Suite 3000
           Chicago, Illinois                    60601            36-4046888
(Address of principal executive offices)      (Zip Code)       I.R.S. Employer
                                                              Identification No.



                                James D. Khami
                            535 Griswold, Suite 740
                            Detroit, Michigan 48226
                            Telephone (313) 234-4713
           (Name, address and telephone number of agent for service)



                      GENERAL MOTORS ACCEPTANCE CORPORATION
              (Exact name of obligor as specified in its charter)

                     Delaware                          38-0572512
           (State or other jurisdiction of          (I.R.S. Employer
            incorporation or organization)          Identification No.)



      3044 West Grand Boulevard
          Detroit, Michigan                              48202
(Address of Principal Executive Offices)               (Zip Code)


            GMAC Variable Denomination Adjustable Rate Demand Notes
                      (Title of the Indenture Securities)


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                                    FORM T-1
                                    --------


Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) Name and address of each examining or supervising authority to which it is subject.
                    Comptroller of the Currency
                    Washington, D.C.

          b)   Whether it is authorized to exercise  corporate trust powers.
                    Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                    None

Item 3-15.
          Not applicable because, although Trustee is successor trustee under an indenture dated as of October 15, 1985, as supplemented, to the best of Trustee's knowledge, there is not, nor has there been, a default with respect to securities issued under the indenture.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

          1. A copy of the Articles of Association of the Trustee now in effect, filed herewith.

          2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 to Item 16 of Form T-1, Registration No. 33-64175

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to
               Exhibit 3 to Item 16 of Form T-1, Registration No. 33-64175

          4. A copy of the existing bylaws of the Trustee, as now in effect, filed herewith..

          5.   Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to
               Exhibit 6 of Form T-1, Registration No. 33-64175.*.

          7. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority, filed herewith.

          8.   Not applicable.

          9.   Not applicable.

     *Exhibits thus designated are incorporated herein by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 filed by the Trustee with the Securities and Exchange Commission with the specific references noted.



                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Detroit, State of Michigan on the _____ day of June, 1998.



                                   U.S. BANK TRUST NATIONAL ASSOCIATION



                                   By:       /s/James D. Khami
                                   --------------------------------------
                                                James D. Khami
                                    Vice President and Assistant Secretary